Exhibit 99.1

FOR IMMEDIATE RELEASE
November 18, 2004

Novell Reports Financial Results for Fourth Fiscal Quarter and Full Fiscal Year 2004

• 5% increase in revenue from year ago period
• Strong cash flow performance
• Exceptional growth in SUSE LINUX Enterprise Server business

WALTHAM, Mass. – November 18, 2004 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its fourth fiscal quarter ended October 31, 2004. For the quarter, Novell reported revenues of $301 million, compared to revenues of $287 million for the fourth fiscal quarter 2003. Net income available to common stockholders in the fourth fiscal quarter 2004 was $13 million, or $0.03 per diluted common share. This compared to a net loss available to common stockholders of $109 million, or $0.29 loss per common share, for the fourth fiscal quarter 2003.

On a non-GAAP basis, adjusted net income available to common stockholders for the fourth fiscal quarter 2004 was $23 million, or $0.06 per diluted common share, which excludes the effect of restructuring charges of $9 million and net investment impairments of $1 million. This compares to non-GAAP adjusted net income available to common stockholders for the fourth fiscal quarter 2003 of $19 million, or $0.05 per diluted common share, which excludes the effect of restructuring charges of $8 million, an in-process research and development charge of $1 million, investment impairments of $2 million and a $119 million charge to increase a valuation allowance for net deferred tax assets. Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release

In the fourth fiscal quarter 2004, foreign currency exchange rates favorably impacted total revenue by approximately $7 million year-over-year. Foreign currency impact to net income was not material. Accrual adjustments in the fourth fiscal quarter 2004 favorably impacted operating income by $10 million. The accruals were originally created for legal, medical and other potential liabilities. Also, reserve adjustments affecting tax expense favorably impacted net income by $6 million.

During the fourth fiscal quarter 2004, Novell recognized revenue of $12 million associated with its SUSE® LINUX business. Recognized revenue from subscriptions to SUSE LINUX Enterprise Server in the quarter was $7 million, a sequential increase of 68% from the third fiscal quarter 2004. Sales of subscriptions to SUSE LINUX Enterprise Server (SLES) totaled 21,000 units in the quarter. Not included in this number is the effect of three Linux-related enterprise-wide licensing deals with Fortune 100* customers. Under these multi-year agreements, these customers can deploy SLES throughout the enterprise, and the agreements were priced accordingly. We estimate that in the near term these customers may deploy in the range of 4,000 to 6,000 servers and that there is the potential for them to deploy over 25,000 servers over time.

For Novell's full fiscal year 2004, Novell reported revenue of $1.166 billion and net income available to common stockholders of $31 million, or $0.08 per diluted common share. Comparatively, revenue for the full year fiscal 2003 was $1.105 billion and net loss available to common stockholders was $162 million, or $0.44 loss per common share.

“We are pleased that our revenue and net income remain strong during our ongoing transition to a growth company against the backdrop of a challenging IT market,” said Jack Messman, Chairman and CEO of Novell. “ Our key growth initiatives of Linux and Identity Management continued their strong performance. In particular, our Linux solutions are allowing us to reach more and more new customers at a pace not seen at Novell for many years. We see no slowdown to the tremendous progress made by Linux technology to date. However, we still have challenges ahead. While we had a strong finish in closing fiscal year 2004, fiscal year 2005 will be another rebuilding year for Novell as we make significant investments in our solutions, systems and people to try to grow our newer businesses in order to counterbalance the continued decline in our NetWare business. ”

On the balance sheet, cash and short-term investments were $1.2 billion at October 31, 2004, compared with $1.1 billion at July 31, 2004. Days sales outstanding (DSO) in accounts receivable was 78 days at the end of the fourth fiscal quarter 2004, up from 74 days in the year ago quarter. Deferred revenues were $374 million at the end of the fourth fiscal quarter 2004, up $52 million or 16% year over year. Cash flow from operations was $52 million for the fourth fiscal quarter 2004, down $1 million from a year ago.

On November 8, 2004, Novell announced an agreement with Microsoft to settle potential antitrust litigation related to Novell's NetWare® operating system in exchange for $536 million in cash, which was received today. After estimated transaction costs and income tax payments, the net cash increase is expected to approximate $438 million. A gain of $448 million, the settlement less estimated transaction costs, will be included in operating income in the first fiscal quarter ended January 31, 2005. Book income tax expense related to this settlement is currently estimated at approximately $80 million, which reflects the use of a portion of net operating loss carryforwards, and will be recorded in the same period. The difference between the book tax expense and the estimated $10 million taxes to be paid results from the nature of the carryforwards used.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell® conference call to discuss the quarter will be broadcast at 5PM EDT November 18, 2004, from Novell’s Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 888-323-5254, password “Novell”, and the international dial-in number is +1-773-756-4625, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight, December 2. The domestic toll-free replay number is 888-567-0447, and the international replay number is +1-402-998-1802.

A copy of this press release is posted on Novell's Web site at: http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for open source solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux strategies, Novell’s ability to deliver on its one Net vision of the Internet, Novell’s ability to take a competitive position in the Linux industry, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2004. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. is a leading provider of information solutions that deliver secure identity management (Novell Nsure®), Web application development (Novell exteNd™) and cross-platform networking services (Novell Nterprise™), all supported by strategic consulting and professional services (Novell NgageSM). Active in the open source community with its Ximian® and SUSE LINUX brands, Novell provides a full range of Linux products and services for the enterprise from the desktop to the server. Novell’s vision of one Net – a world without information boundaries – helps customers realize the value of their information securely and economically. For more information, call Novell’s Customer Response Center at (888) 321-4CRC (4272) or visit http://www.novell.com. Press should visit http://www.novell.com/pressroom.

_________________

Novell NetWare, Nsure and Ximian are registered trademarks; exteNd and Nterprise are trademarks; and Ngage is a service mark of Novell, Inc. in the United States and other countries. SUSE is a registered trademark of SUSE LINUX AG, a Novell business. *All third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                                     Novell, Inc.
                  Consolidated Unaudited Condensed Statements of Operations
                         (In thousands, except per share data)

                                                                Fiscal Quarter Ended                                               Fiscal Year Ended
                                                -----------------------------------------------------            -------------------------------------------------------
                                                     Oct 31, 2004                  Oct 31, 2003                       Oct 31, 2004                   Oct 31, 2003
                                                -----------------------       -----------------------            -----------------------        ------------------------
Net revenue
   New software licenses                                      $ 64,651                      $ 70,498                          $ 238,419                       $ 265,256
   Maintenance and services                                    236,006                       216,251                            927,498                         840,240
                                                -----------------------       -----------------------            -----------------------        ------------------------
Total net revenue                                              300,657                       286,749                          1,165,917                       1,105,496
                                                -----------------------       -----------------------            -----------------------        ------------------------

Cost of revenue
   New software licenses                                         6,859                         5,140                             23,481                          22,210
   Maintenance and services                                    103,546                        96,197                            392,198                         392,939
   Intangible asset impairments                                      -                             -                                  -                          23,569
                                                -----------------------       -----------------------            -----------------------        ------------------------
Total cost of revenue                                          110,405                       101,337                            415,679                         438,718
                                                -----------------------       -----------------------            -----------------------        ------------------------

Gross profit                                                   190,252                       185,412                            750,238                         666,778
                                                -----------------------       -----------------------            -----------------------        ------------------------

Operating expenses
    Sales and marketing                                         96,156                        88,314                            362,569                         380,826
    Product development                                         47,332                        44,304                            198,614                         183,758
    General and administrative                                  23,236                        24,300                            102,437                         110,963
    Restructuring                                                8,916                         8,042                             22,903                          43,067
    Purchased in-process R&D                                         -                           920                                  -                             920
    Gain on sale of
     property, plant and equipment                                   -                             -                             (1,977)                        (24,934)
                                                -----------------------       -----------------------            -----------------------        ------------------------
Total operating expenses                                       175,640                       165,880                            684,546                         694,600
                                                -----------------------       -----------------------            -----------------------        ------------------------

Income (loss) from operations                                   14,612                        19,532                             65,692                         (27,822)

Other income (expense), net                                        248                        (3,442)                             9,282                         (27,188)
                                                -----------------------       -----------------------            -----------------------        ------------------------

Income (loss) before taxes                                      14,860                        16,090                             74,974                         (55,010)

Income tax expense                                               1,595                       125,094                             17,786                         106,894
                                                -----------------------       -----------------------            -----------------------        ------------------------

Net income (loss)                                               13,265                      (109,004)                            57,188                        (161,904)

Deemed dividend related to beneficial
   conversion feature of preferred stock                             -                             -                            (25,680)                              -

Preferred stock dividends                                         (125)                            -                               (416)                              -
                                                -----------------------       -----------------------            -----------------------        ------------------------

Net income (loss) available to
   common stockholders                                        $ 13,140                    $ (109,004)                          $ 31,092                      $ (161,904)
                                                =======================       =======================            =======================        ========================

Net income (loss) per common share:
    Basic                                                       $ 0.03                       $ (0.29)                            $ 0.08                         $ (0.44)
    Diluted                                                     $ 0.03                       $ (0.29)                            $ 0.08                         $ (0.44)
bb

Weighted average shares:
    Basic                                                      376,367                       373,876                            381,100                         370,545
    Diluted                                                    386,243                       373,876                            394,268                         370,545

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                       Novell, Inc.
      Consolidated Unaudited Condensed Balance Sheets
                      (In thousands)

ASSETS                                                      Oct 31, 2004                     Oct 31, 2003
                                                        ---------------------            ---------------------

Current assets
    Cash, cash equivalents and short-term investments             $1,211,467                        $ 751,852
    Receivables, net                                                 269,431                          232,492
    Prepaid expenses                                                  25,190                           23,005
    Other current assets                                              28,846                           23,204
                                                        ---------------------            ---------------------
Total current assets                                               1,534,934                        1,030,553

Property, plant and equipment, net                                   231,468                          255,526
Long-term investments                                                 55,986                           50,948
Goodwill                                                             391,088                          213,300
Intangible assets, net                                                48,616                           10,800
Other assets                                                          29,456                            6,526
                                                        ---------------------            ---------------------

Total assets                                                      $2,291,548                       $1,567,653
                                                        =====================            =====================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                $ 55,956                         $ 50,258
    Accrued compensation                                             126,612                          101,164
    Other accrued liabilities                                         98,983                          117,073
    Income taxes payable                                              37,077                           35,493
    Deferred revenue                                                 374,186                          322,470
                                                        ---------------------            ---------------------
Total current liabilities                                            692,814                          626,458

Deferred income taxes                                                  3,855                                -
Long-term debt                                                       600,000                                -
                                                        ---------------------            ---------------------

Total liabilities                                                  1,296,669                          626,458

Minority interests                                                     6,515                            6,725

Preferred stock                                                       25,000                                -

Stockholders' equity                                                 963,364                          934,470
                                                        ---------------------            ---------------------

Total liabilities and stockholders' equity                        $2,291,548                       $1,567,653
                                                        =====================            =====================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                             Novell, Inc.
          Consolidated Unaudited Condensed Statements of Cash Flows
                            (In thousands)

                                                                           Fiscal Quarter Ended                                        Fiscal Year Ended
                                                               ------------------------------------------------          -------------------------------------------------
                                                                   Oct 31, 2004              Oct 31, 2003                    Oct 31, 2004               Oct 31, 2003
                                                               ---------------------     ----------------------          ----------------------     ----------------------

Cash flows from operating activities:
    Net income (loss)                                                      $ 13,265                 $ (109,004)                       $ 57,188                 $ (161,904)
    Adjustments to reconcile net income (loss)
    to net cash provided by operating activities:
      (Gain) loss on sale of property, plant and equipment                      328                          -                          (1,639)                   (25,299)
      Gain on sale of long-term investments                                  (1,567)                         -                          (1,567)                         -
      Depreciation and amortization                                          14,536                     11,884                          53,482                     61,058
      Non-cash restructuring charges                                          7,788                      8,042                          16,979                     31,268
      Intangible asset impairments, net of tax                                    -                          -                               -                     13,935
      Long-term investment impairments                                        2,967                      2,172                           5,415                     34,735
      In-process R&D expense                                                      -                        920                               -                        920
      Changes in assets and liabilities                                      14,186                    138,982                         (10,761)                   100,293
                                                               ---------------------     ----------------------          ----------------------     ----------------------

    Net cash provided by operating activities                                51,503                     52,996                         119,097                     55,006
                                                               ---------------------     ----------------------          ----------------------     ----------------------

Cash flows from financing activities:
     Issuance of common stock, net                                           10,178                     12,276                          58,162                     20,081
     Issuance of preferred stock                                                  -                          -                          50,000                          -
     Issuance of long-term debt                                                   -                          -                         600,000                          -
     Payment of issuance costs on long-term debt                                  -                          -                         (14,850)                         -
     Payment of preferred stock dividend                                          -                          -                            (292)                         -
     Repurchase of common stock - held in treasury                                -                          -                        (125,000)                         -
                                                               ---------------------     ----------------------          ----------------------     ----------------------

    Net cash provided by financing activities                                10,178                     12,276                         568,020                     20,081
                                                               ---------------------     ----------------------          ----------------------     ----------------------

Cash flows from investing activities:
    Expenditures for property, plant and equipment                           (7,473)                    (8,863)                        (26,997)                   (39,468)
    Proceeds from the sale of property, plant and equipment                   2,811                          -                           4,951                    125,000
    Proceeds from the sale of long-term investments                           1,567                          -                           1,567                          -
    Short-term investment activity                                         (199,667)                   (96,630)                       (393,181)                  (213,870)
    Cash paid for Ximian                                                          -                    (40,205)                              -                    (40,205)
    Cash paid for SUSE LINUX                                                      -                          -                        (211,468)                         -
    Cash received from SUSE LINUX                                                 -                          -                          11,170                          -
    Cash paid for Salmon                                                          -                          -                          (8,470)                         -
    Cash received from Salmon                                                     -                          -                           3,148                          -
    Other                                                                     2,161                     (3,319)                            (51)                    (3,599)
                                                               ---------------------     ----------------------          ----------------------     ----------------------

    Net cash used by investing activities                                  (200,601)                  (149,017)                       (619,331)                  (172,142)
                                                               ---------------------     ----------------------          ----------------------     ----------------------

Increase (decrease) in cash and cash equivalents                           (138,920)                   (83,745)                         67,786                    (97,055)

Cash and cash equivalents - beginning of period                             573,638                    450,677                         366,932                    463,987
                                                               ---------------------     ----------------------          ----------------------     ----------------------

Cash and cash equivalents - end of period                                   434,718                    366,932                         434,718                    366,932

Short-term investments - end of period                                      776,749                    384,920                         776,749                    384,920
                                                               ---------------------     ----------------------          ----------------------     ----------------------

Cash and short-term investments - end of period                          $1,211,467                  $ 751,852                      $1,211,467                  $ 751,852
                                                               =====================     ======================          ======================     ======================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                    Novell, Inc.
                     Unaudited Non-GAAP Adjusted Earnings Information
                         (In thousands, except per share data)

                                                                    GAAP                                       Non-GAAP
                                                                As Reported           Adjustments              Adjusted
                                                              -----------------    ------------------     --------------------

Fiscal year ended October 31, 2004
Net revenue                                                        $ 1,165,917             $ (13,500) (a)         $ 1,152,417
Gross profit                                                           750,238               (13,500) (a)             736,738
Income (loss) from operations                                           65,692                 7,775  (b)              73,467
Income (loss) before taxes                                              74,974                 6,580  (c)              81,554
Net income (loss)                                                       57,188                 5,417  (d)              62,605
Net income (loss) available to common stockholders                      31,092                31,097  (e)              62,189
Diluted net income (loss) per common share                              $ 0.08                 $0.08  (e)              $ 0.16

Fiscal quarter ended October 31, 2004
Net revenue                                                          $ 300,657                   $ -                $ 300,657
Gross profit                                                           190,252                     -                  190,252
Income (loss) from operations                                           14,612                 8,916  (f)              23,528
Income (loss) before taxes                                              14,860                10,317  (g)              25,177
Net income (loss)                                                       13,265                10,317  (h)              23,582
Net income (loss) available to common stockholders                      13,140                10,317  (h)              23,457
Diluted net income (loss) per common share                              $ 0.03                $ 0.03  (h)              $ 0.06

Fiscal quarter ended July 31, 2004
Net revenue                                                          $ 304,597             $ (13,500) (a)           $ 291,097
Gross profit                                                           200,641               (13,500) (a)             187,141
Income (loss) from operations                                           22,612                (4,070) (i)              18,542
Income (loss) before taxes                                              28,794                (8,561) (j)              20,233
Net income (loss)                                                       23,405                (9,453) (k)              13,952
Net income (loss) available to common stockholders                      23,216                (9,453) (k)              13,763
Diluted net income (loss) per common share                              $ 0.06               $ (0.02) (k)              $ 0.04

Fiscal quarter ended October 31, 2003
Net revenue                                                          $ 286,749                   $ -                $ 286,749
Gross profit                                                           185,412                     -                  185,412
Income (loss) from operations                                           19,532                 8,962  (l)              28,494
Income (loss) before taxes                                              16,090                11,134  (m)              27,224
Net income (loss)                                                     (109,004)              128,062  (n)              19,058
Net income (loss) available to common stockholders                    (109,004)              128,062  (n)              19,058
Diluted net income (loss) per common share                             $ (0.29)               $ 0.34  (n)              $ 0.05

Footnotes related to adjustments:
(a) Reflects satisfaction of judgment against The Canopy Group, Inc. recorded as revenue of $13.5 million.

(b) Reflects the item in footnote (a), restructuring charges of $23 million, a gain on the sale of property, plant and equipment of $2 million and integration costs related to SUSE of $0.4 million.

(c) Reflects the items in footnotes (a) and (b), satisfaction of judgment against The Canopy Group, Inc. recorded as interest income of $5 million and net long-term investment impairments of $4 million.

(d) Reflects the items in footnotes (a), (b) and (c) and the necessary related tax adjustments.

(e) Reflects the items in footnotes (a), (b), (c) and (d) and a beneficial conversion feature of $25.7 million.

(f) Reflects restructuring reserves of $8.9 million.

(g) Reflects the item in footnote (f) and net long-term investment impairments of $1.4 million.

(h) Reflects the items in footnotes (f) and (g) for which there were no tax adjustments.

(i) Reflects the item in footnote (a), restructuring charges of $9.3 million and integration costs related to SUSE of $0.2 million.

(j) Reflects the items in footnotes (h) and (i), satisfaction of judgment against The Canopy Group, Inc. recorded as interest income of $5 million and long-term investment impairments of $0.6 million.

(k) Reflects the items in footnotes (a), (i) and (j) and the necessary related tax adjustments.

(l) Reflects restructuring reserves of $8.0 million and in-process R&D expense of $0.9 million.

(m) Reflects the items in footnote (l) and investment impairments of $2.2 million.

(n) Reflects the items in footnotes (l) and (m), the necessary related tax adjustments and a write down of deferred tax assets of $119 million.

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                               Novell, Inc.
          Consolidated Unaudited Condensed Statements of Operations
                       (In thousands, except per share data)

                                                                           Fiscal Year                                                                 Fiscal Year
                                                Q4 2003%           2003           %        Q3 2004         %         Q4 2004%           2004%
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------
 Net revenue
   New software licenses                          $ 70,498        24.6      $ 265,256       24.0      $ 58,693        19.3     $ 64,651        21.5       $ 238,419     20.4
   Maintenance and services                        216,251        75.4        840,240       76.0       245,904        80.7      236,006        78.5         927,498     79.6
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------
Total net revenue                                  286,749       100.0      1,105,496      100.0       304,597       100.0      300,657       100.0       1,165,917    100.0
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------

Cost of revenue
   New software licenses                             5,140         1.8         22,210        2.0         5,613         1.8        6,859         2.3          23,481      2.0
   Maintenance and services                         96,197        33.5        392,939       35.5        98,343        32.3      103,546        34.4         392,198     33.6
   Intangible asset impairments                          -           -         23,569        2.1             -           -            -           -               -        -
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------
Total cost of revenue                              101,337        35.3        438,718       39.7       103,956        34.1      110,405        36.7         415,679     35.7
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------

Gross profit                                       185,412        64.7        666,778       60.3       200,641        65.9      190,252        63.3         750,238     64.3
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------

Operating expenses
    Sales and marketing                             88,314        30.8        380,826       34.4        90,998        29.9       96,156        32.0         362,569     31.1
    Product development                             44,304        15.5        183,758       16.6        49,052        16.1       47,332        15.7         198,614     17.0
    General and administrative                      24,300         8.5        110,963       10.0        28,729         9.4       23,236         7.7         102,437      8.8
    Restructuring                                    8,042         2.8         43,067        3.9         9,250         3.0        8,916         3.0          22,903      2.0
    Purchased in-process R&D                           920         0.3            920        0.1             -           -            -           -               -        -
    Gain on sale of
     property, plant and equipment                       -           -        (24,934)      (2.3)            -           -            -           -          (1,977)    (0.2)
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------
Total operating expenses                           165,880        57.8        694,600       62.8       178,029        58.4      175,640        58.4         684,546     58.7
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------

Income (loss) from operations                       19,532         6.8        (27,822)      (2.5)       22,612         7.4       14,612         4.9          65,692      5.6
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------

Other income (expense)
    Investment income                                  913         0.3        (21,702)      (2.0)        7,574         2.5        4,436         1.5          17,986      1.5
    Other, net                                      (4,355)       (1.5)        (5,486)      (0.5)       (1,392)       (0.5)      (4,188)       (1.4)         (8,704)    (0.7)
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------
Other income (expense), net                         (3,442)       (1.2)       (27,188)      (2.5)        6,182         2.0          248         0.1           9,282      0.8
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------

Income (loss) before taxes                          16,090         5.6        (55,010)      (5.0)       28,794         9.5       14,860         4.9          74,974      6.4

Income tax expense                                 125,094        43.6        106,894        9.7         5,389         1.8        1,595         0.5          17,786      1.5
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------

Net income (loss)                                 (109,004)      (38.0)      (161,904)     (14.6)       23,405         7.7       13,265         4.4          57,188      4.9

Beneficial conversion feature                            -           -              -          -             -           -            -           -         (25,680)    (2.2)
Preferred stock dividends                                -           -              -          -          (189)       (0.1)        (125)       (0.0)           (416)    (0.0)
                                             --------------  ----------  -------------  ---------  ------------  ----------  -----------  ---------- --------------- --------

Net income (loss) available to
   common stockholders                          $ (109,004)      (38.0)     $(161,904)     (14.6)     $ 23,216         7.6     $ 13,140         4.4        $ 31,092      2.7
                                             ==============  ==========  =============  =========  ============  ==========  ===========  ========== =============== ========

Net income (loss) per common share:
   Basic                                           $ (0.29)                   $ (0.44)                  $ 0.06                   $ 0.03                      $ 0.08
   Diluted                                         $ (0.29)                   $ (0.44)                  $ 0.06                   $ 0.03                      $ 0.08
                                             ==============              =============             ============              ===========             ===============

Weighted average shares:
    Basic                                          373,876                    370,545                  383,400                  376,367                     381,100
    Diluted                                        373,876                    370,545                  397,776                  386,243                     394,268

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                    Novell, Inc.
             Unaudited Trended Revenue by Solution, Business Category and Segment
                                   (In thousands)

                                                                           Fiscal Year                                                                              Fiscal Year
Revenue by solution                           Q4 2003%             2003            %            Q3 2004          %           Q4 2004%            2004%
                                          ----------------  ---------    ---------------- ----------  ----------------- ---------- -----------------  ---------  ----------------- ----------

  IT software and solutions

    Identity management & web services           $ 25,623        8.9            $ 96,977        8.8           $ 26,720        8.8          $ 28,288        9.4          $ 101,531        8.7

    Cross platform services
      Management & collaboration                   64,148       22.4             243,071       22.0             61,317       20.1            65,129       21.7            248,404       21.3
      Services platforms & storage                 82,691       28.8             326,788       29.6             97,860       32.1            85,370       28.4            349,071       29.9
                                          ----------------  ---------    ---------------- ----------  ----------------- ---------- -----------------  ---------  ----------------- ----------
    Total cross platform services                 146,839       51.2             569,859       51.5            159,177       52.3           150,499       50.1            597,475       51.2
                                          ----------------  ---------    ---------------- ----------  ----------------- ---------- -----------------  ---------  ----------------- ----------

      Total software licenses & maintenance       172,462       60.1             666,836       60.3            185,897       61.0           178,787       59.5            699,006       60.0

    Worldwide services                             76,926       26.8             299,331       27.1             74,944       24.6            82,689       27.5            304,848       26.1
                                          ----------------  ---------    ---------------- ----------  ----------------- ---------- -----------------  ---------  ----------------- ----------

  Total IT software and solutions                 249,388       87.0             966,167       87.4            260,841       85.6           261,476       87.0          1,003,854       86.1

  Celerant consulting                              37,361       13.0             139,329       12.6             43,756       14.4            39,181       13.0            162,063       13.9
                                          ----------------  ---------    ---------------- ----------  ----------------- ---------- -----------------  ---------  ----------------- ----------

Total net revenue                               $ 286,749      100.0          $1,105,496      100.0          $ 304,597      100.0         $ 300,657      100.0        $ 1,165,917      100.0
                                          ================  =========    ================ ==========  ================= ========== =================  =========  ================= ==========

Revenue by business category

  New software licenses                          $ 70,498       24.6           $ 265,256       24.0           $ 58,693       19.3          $ 64,651       21.5          $ 238,419       20.4
  Maintenance and services                        216,251       75.4             840,240       76.0            245,904       80.7           236,006       78.5            927,498       79.6
                                          ----------------  ---------    ---------------- ----------  ----------------- ---------- -----------------  ---------  ----------------- ----------

Total net revenue                               $ 286,749      100.0          $1,105,496      100.0          $ 304,597      100.0         $ 300,657      100.0        $ 1,165,917      100.0
                                          ================  =========    ================ ==========  ================= ========== =================  =========  ================= ==========

Revenue by segment

  North America                                 $ 129,068       45.0           $ 508,360       46.0          $ 141,078       46.3         $ 132,824       44.2          $ 514,477       44.1
  EMEA                                             90,304       31.5             348,105       31.5             92,209       30.3            99,197       33.0            378,273       32.4
  Asia Pacific                                     17,463        6.1              60,140        5.4             16,082        5.3            15,482        5.1             61,774        5.3
  Latin America                                     5,516        1.9              23,202        2.1              4,539        1.5             5,336        1.8             21,026        1.8
  Japan                                             7,037        2.5              26,360        2.4              6,933        2.3             8,637        2.9             28,304        2.4
  Celerant consulting                              37,361       13.0             139,329       12.6             43,756       14.4            39,181       13.0            162,063       13.9
                                          ----------------  ---------    ---------------- ----------  ----------------- ---------- -----------------  ---------  ----------------- ----------

Total net revenue                               $ 286,749      100.0          $1,105,496      100.0          $ 304,597      100.0         $ 300,657      100.0        $ 1,165,917      100.0
                                          ================  =========    ================ ==========  ================= ========== =================  =========  ================= ==========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Services, Platforms and Storage as maintenance and services revenue in North America.

                                                             Novell, Inc.
                             Unaudited Trended Solutions Revenue by New Software Licenses and Maintenance and Services
                                                              (In thousands)

                                                                             Fiscal Year                                                                               Fiscal Year
                                                 Q4 2003%             2003             %             Q3 2004          %           Q4 2004%            2004%
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------
IT software and solutions

  Identity management & web services
    New software licenses                           $ 12,764        4.5           $ 46,597        4.2             $ 11,369       3.7           $ 12,016        4.0           $ 40,546        3.5
    Maintenance and services                          12,859        4.5             50,380        4.6               15,351       5.0             16,272        5.4             60,985        5.2
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------
                                                      25,623        8.9             96,977        8.8               26,720       8.8             28,288        9.4            101,531        8.7
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

  Cross platform services
    Management & collaboration
      New software licenses                           25,934        9.0             93,320        8.4               20,512       6.7             24,436        8.1             85,769        7.4
      Maintenance and services                        38,214       13.3            149,751       13.5               40,805      13.4             40,693       13.5            162,635       13.9
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------
                                                      64,148       22.4            243,071       22.0               61,317      20.1             65,129       21.7            248,404       21.3
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

    Services platforms & storage
      New software licenses                           31,800       11.1            125,339       11.3               26,812       8.8             28,199        9.4            112,104        9.6
      Maintenance and services                        50,891       17.7            201,449       18.2               71,048      23.3             57,171       19.0            236,967       20.3
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------
                                                      82,691       28.8            326,788       29.6               97,860      32.1             85,370       28.4            349,071       29.9
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

    Total cross platform services
      New software licenses                           57,734       20.1            218,659       19.8               47,324      15.5             52,635       17.5            197,873       17.0
      Maintenance and services                        89,105       31.1            351,200       31.8              111,853      36.7             97,864       32.6            399,602       34.3
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------
                                                     146,839       51.2            569,859       51.5              159,177      52.3            150,499       50.1            597,475       51.2
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

        Total software licenses & maintenance
          New software licenses                       70,498       24.6            265,256       24.0               58,693      19.3             64,651       21.5            238,419       20.4
          Maintenance and services                   101,964       35.6            401,580       36.3              127,204      41.8            114,136       38.0            460,587       39.5
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------
                                                     172,462       60.1            666,836       60.3              185,897      61.0            178,787       59.5            699,006       60.0
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

  Worldwide services                                  76,926       26.8            299,331       27.1               74,944      24.6             82,689       27.5            304,848       26.1
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

Total IT software and solutions
  New software licenses                               70,498       24.6            265,256       24.0               58,693      19.3             64,651       21.5            238,419       20.4
  Maintenance and services                           178,890       62.4            700,911       63.4              202,148      66.4            196,825       65.5            765,435       65.7
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------
                                                     249,388       87.0            966,167       87.4              260,841      85.6            261,476       87.0          1,003,854       86.1
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

Celerant consulting                                   37,361       13.0            139,329       12.6               43,756      14.4             39,181       13.0            162,063       13.9
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

Total net revenue
  New software licenses                               70,498       24.6            265,256       24.0               58,693      19.3             64,651       21.5            238,419       20.4
  Maintenance and services                           216,251       75.4            840,240       76.0              245,904      80.7            236,006       78.5            927,498       79.6
                                             ---------------- ----------   ----------------  ---------    ----------------- ---------  ----------------- ---------- ------------------ ----------

Total net revenue                                  $ 286,749      100.0         $1,105,496      100.0            $ 304,597     100.0          $ 300,657      100.0        $ 1,165,917      100.0
                                             ================ ==========   ================  =========    ================= =========  ================= ========== ================== ==========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                    Novell, Inc.
               Major IT Software and Solutions Included Within Reported Line Items

                         Identity management & web services

                                   > BorderManager
                                   > eDirectory
                                   > exteNd
                                   > iChain
                                   > Identity Manager (DirXML)
                                   > SecureLogin

                         Cross platform services

                           Management & collaboration

                                   > GroupWise
                                   > NetMail
                                   > ZENworks (including Ximian Red Carpet)

                           Services platforms & storage

                                   > Cluster Services
                                   > NetWare
                                   > Small Business Suite
                                   > SUSE LINUX Enterprise Server
                                   > SUSE LINUX Professional

                           Worldwide services

                                   > IT Consulting Services
                                   > Technical Support Services
                                   > Training Services